ALPS ETF Trust

1290 Broadway, Suite 1000

Denver, Colorado 80203

November 8, 2019

VIA EDGAR

Division of Investment Management

U.S. Securities and Exchange Commission

100 F Street, N.E.

Washington, DC 20549

Re:	ALPS ETF Trust (the “Trust”) (File Nos. 333-148826; 811-22175)

Dear Sir or Madam:

On behalf of the Registrant and pursuant to Rule 497(e) under the Securities Act of 1933, as amended, attached for filing are exhibits containing interactive data format risk/return summary information that mirrors the risk/return summary information contained in a supplement dated October 28, 2019, to the Prospectus dated March 31, 2019, with respect to the Cohen & Steers Global Realty Majors ETF, a series of the Trust (the “Fund”). The purpose of this filing is to submit the 497(e) filing dated October 28, 2019 in XBRL for the Funds.

The SEC Staff is requested to address any comments on this filing to me at 720.947-5968.

Sincerely,

/s/ Richard C. Noyes
Richard C. Noyes
Secretary